Employee cost	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Employee cost
31.	Employee cost

Employee cost consists of the following:

	Year ended March 31,
	2019		2019		2018		2017
	(In millions)
Salaries, wages and welfare expenses	US$	4,589.8	Rs.	317,406.0	Rs.	270,441.8	Rs.	255,325.7
Contribution to provident fund and other funds		417.2		28,855.1		32,183.0		28,262.3

Total	US$	5,007.0	Rs.	346,261.1	Rs.	302,624.8	Rs.	283,588.0

Share based payments

Long Term Incentive Plan

A subsidiary of the Company operates a Long Term Incentive Plan (LTIP) arrangement for certain employees. The scheme provides a cash payment to the employee based on a specific number of phantom shares at grant and the share price of Tata Motors Limited at the vesting date. The cash payment is dependent on the performance of the underlying shares of Tata Motors Limited over the 3 year vesting period and continued employment at the end of the vesting period. The fair value of the awards is calculated using a Black-Scholes model at the grant date. The fair value is updated at each reporting date as the awards are accounted for as cash-settled plan. The inputs into the model are based on the Tata Motors Limited historic data, the risk-free rate and the weighted average fair value of shares, in the scheme at the reporting date. During the year ended March 31, 2016, the subsidiary company issued its final LTIP based on the share price of Tata Motors Limited.

The amount recognized in relation to the LTIP was Rs. 91.8 million, Rs. 85.5 million and Rs. 701.3 million for the years ended March 31, 2019, 2018 and 2017, respectively. The Company considers these amounts as insignificant and accordingly has not provided further disclosures as required by IFRS 2 “Share-based Payment”.

Employee Stock Options

The Company has alloted stock options to certain employees during the year ended March 31, 2019, under Tata Motors Limited Employee Stock Options Scheme 2018 approved by the Nomination and Remuneration Committee (NRC).

As per the scheme, the number of shares that will vest is conditional upon certain performance measures determined by NRC. The performance is measured over vesting period of the options granted which ranges from 3 to 5 years. Service period ranges from 3 to 5 years and the options would not vest with the employees if employment is discontinued with the Company or any Tata Company before vesting. The performance measures under this scheme include growth in sales, earnings and Free Cash Flow. The options granted under this scheme are exercisable by employees till one year from date of its vesting.

The Company has granted 78,12,427 number of options during the year ended March 31, 2019 at an exercise price of ₹ 345/-. Option granted will vest equally each year starting from 3 years to 5 years from date of grant. Number of shares that will vest range from 0.5 to 1.5 per option granted depending on performance measures.

Year ended March 31, 2019
Options outstanding at the beginning of the year	—
Granted during the year	7,812,427
Forfeited/Expired during the year	—
Exercised during the year	—
Outstanding at the end of the year	7,812,427
Maximum/Minimum number of shares to be issued for outstanding options (conditional on performance measures)	11,718,641/3,906,214

The Company has estimated fair value of options using Black Scholes model and recognized an amount of Rs. 84.4 million in employee cost. The following assumptions were used for calculation of fair value of options granted during the year ended March 31, 2019.

Assumption factor	Estimate
Risk free rate	7%-8%
Expected life of option	4-6 years
Expected volatility	33%-37%